PREMISES AND EQUIPMENT	12 Months Ended
Dec. 31, 2012
PREMISES AND EQUIPMENT
PREMISES AND EQUIPMENT

NOTE 5 — PREMISES AND EQUIPMENT

Details of premises and equipment at December 31 are as follows (dollars in thousands):

	2012	2011

Land	$2,062	$1,811
Buildings and improvements	13,151	12,141
Furniture, fixtures, and equipment	5,916	4,933
Construction in progress	19	196
Total cost basis	21,148	19,081
Less - accumulated depreciation	10,515	9,454

Net book value	$10,633	$9,627

Depreciation of premises and equipment charged to operating expenses amounted to $1.092 million in 2012, $1.067 million in 2011, and $1.098 million in 2010.